FORM 8-K

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 7, 2005

TELEPHONE AND DATA SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-14157 (Commission File Number)	36-2669023 (IRS Employer Identification No.)

30 North LaSalle Street, Suite 4000, Chicago, Illinois (Address of principal executive offices)	60602 (Zip Code)

Registrant's telephone number, including area code: (312) 630-1900

Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

        On February 9, 2005, Telephone and Data Systems, Inc. issued a news release announcing its earnings for the fourth quarter of 2004. A copy of the news release is attached hereto as Exhibit 99.1. Attached as Exhibit 99.2 is a safe harbor cautionary statement under the Private Securities Litigation Reform Act of 1995.

        The information in this Current Report on Form 8-K is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.

Item 2.06. Material Impairments

        On February 7, 2005, the audit committee of Telephone and Data Systems, Inc. approved the recommendation of management and concluded that charges for impairments of $87.9 million for the write down of long-lived assets and $29.4 million for the write off of goodwill at TDS Telecom's competitive local exchange carriers were required. Regulatory actions and competitive developments triggered an impairment review by TDS Telecom of its competitive local exchange carrier operations' long-lived assets and intangible assets, pursuant to Statement of Financial Standards ("SFAS") No. 144, "Accounting for the Impairments or Disposal of Long-Lived Assets" and SFAS No. 142, "Goodwill and Other Intangible Assets." These are non-cash impairment charges and are not expected to result in any future cash expenditures.

        The conclusion that charges for impairments are required at this time and the amount of the impairments is based on judgment and estimates concerning the future and is subject to risks and uncertainties that could cause actual results to differ materially, including, without limitation, the possibility that the actual impairment or cash expenditures could exceed estimates. Additional factors that could cause actual results to differ materially are discussed in our recent filings with the Securities and Exchange Commission, including but not limited to our Form 10-K, Form 10-Qs and Form 8-Ks.

Item 9.01. Financial Statements and Exhibits

(c)       Exhibits:

        In accordance with the provisions of Item 601 of Regulation S-K, any Exhibits filed herewith are set forth on the Exhibit Index attached hereto.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Telephone and Data Systems, Inc.
(Registrant)

Date: February 9, 2005

By:	/s/ D. Michael Jack

D. Michael Jack
Senior Vice President and Corporate Controller (Principal Accounting Officer)

3
EXHIBIT INDEX The following exhibits are filed herewith as noted below.

Exhibit Number	Description of Exhibit
99.1	Telephone and Data Systems, Inc.'s news release, dated February 9, 2005, announcing earnings for the fourth quarter of 2004.
99.2	Private Securities Litigation Reform Act of 1995 Safe Harbor Cautionary Statement

4